--------------------
                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                              --------------------

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.



                          Maximum Offering: $2,750,000



        This offering consists of 2,750,000 of the Company's Convertible
                         Debentures convertible into the
                             Company's Common Stock.



                              --------------------

                             SUBSCRIPTION AGREEMENT
                               -------------------



                             SUBSCRIPTION PROCEDURES


         The Convertible Debentures of Imaging Diagnostic Systems, Inc. (the "Company" or "Seller") is being offered (the "Debentures"). The Debentures to purchase Common Stock will be transferable to the extent that any such transfer is permitted by law. This offering is being made in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act") and Rule 506 of Regulation D promulgated under the Act (the "Regulation D Offering").

         In order to purchase Debentures, each subscriber (the "Investor") must complete and execute a questionnaire (the "Investor Questionnaire"), a subscription agreement (the "Subscription Agreement"), and an Internal Revenue Service Form W-9 or other appropriate form as may be applicable. In addition, the Investor must make a payment to an escrow fund for the purchase of the Debentures. All subscriptions are subject to acceptance by the Company, which shall not occur until the Company has returned the Company Signature Page and the Debentures representing the Debentures purchased to the Investor.

         The Investor Questionnaire is designed to enable the Investor to demonstrate the minimum legal requirements under federal and state securities laws to purchase the Debentures. The Signature Page for the Investor Questionnaire and the Subscription Agreement contain representations relating to the subscription and should be reviewed carefully by each investor.

               Also included is an Internal Revenue Service Form W-9: "Request for Taxpayer Identification Number and Certification" for U.S. citizens or residents of the U.S. for U.S. federal income tax purposes only. (Foreign investors should consult their tax advisors regarding the need to complete Internal Revenue Service Form W-9 and any other forms that may be required).

         If you are a foreign person or foreign entity, you may be subject to a withholding tax equal to 30% of any premiums paid by the Company. In order to eliminate or reduce such withholding tax you may submit a properly executed I.R.S. Form 4224 (Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States) or I.R.S. Form 1001 (Ownership Exemption or Reduced Trade Certificate), claiming exemption from withholding or eligibility for treaty benefits in the form of a lower rate of withholding tax on interest or premiums.

         Payment must be made by wire transfer as provided below:

Immediately available funds should be sent via wire transfer to the escrow account stated below and the completed subscription documents should be forwarded to the Escrow Agent. Your subscription funds will be deposited into a non-interest bearing escrow account of Joseph B. LaRocco, Esq., Escrow Agent, at First Union Bank of Connecticut, Stamford, Connecticut. In the event of a termination of the Offering or the rejection of this subscription, all subscription funds will be returned without interest. The wire instructions are as follows:

         First Union Bank of Connecticut
         Executive Office
         300 Main Street, P. O. Box 700
         Stamford, CT 06904-0700

         ABA #: 021101108
         Swift #: FUNBUS33INT
         Account #: 20000-2072298-4
         Acct. Name: Joseph B. LaRocco, Esq. Trustee Account


                             SUBSCRIPTION AGREEMENT

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS OF TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BE APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

To:      IMAGING DIAGNOSTIC SYSTEMS, INC.

         This Subscription Agreement is made between IMAGING DIAGNOSTIC SYSTEMS, INC., a Florida corporation, (the "Company" or "Seller"), and the undersigned prospective purchaser ("Purchaser") who is subscribing hereby for the Company's Convertible Debentures, no par value (the "Debentures"), together with a 7% dividend , to be paid in cash or freely trading Common Stock (if the Registration Statement covering this offering has been declared effective at that time) in the Company's sole discretion, at the time of each conversion. The Debentures being offered will be separately transferable to the extent that any such transfer is permitted by law. The conversion terms of the Debentures are set forth in Section 4 hereof and the form of Notice of Conversion is attached hereto as Exhibit A. This subscription is submitted to Purchaser in accordance with and subject to the terms and conditions described in this Subscription Agreement together with any Exhibits thereto, relating to an offering (the "Offering") of the Debentures. The Offering comprises (i) an offering of the Debentures to accredited investors (the "Regulation D Offering") in accordance with the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the "Act"), and Rule 506 of Regulation D promulgated under the Act ("Regulation D").

1.       SUBSCRIPTION.

         (a) The undersigned hereby irrevocably subscribes for and agrees to purchase $1,100,000 of the Company's Debentures. The Company shall pay a 7% premium, to be paid in cash or freely trading Common Stock (if the Registration Statement covering this Offering has been declared effective at that time), in the Company's sole discretion, at the time of each conversion (the "Dividend Payment Date"). If the premium is to be paid in cash, the Company shall make such payment within five business days of the Dividend Payment Date. If the premium is to be paid in Common Stock, said Common Stock shall be delivered to the Purchaser, or per Purchaser's instructions, within five business days of the Dividend Payment Date. The Debentures are subject to automatic conversion at the end of two years from the date of issuance at which time all Debentures outstanding will be automatically converted based upon the formula set forth in
Section 4(d) hereof. The closing shall be deemed to have occurred on the date the funds are received by the Company (the "Closing Date"). The Company may draw down a second tranche in the amount of $825,000) anytime thirty (30) days after the effective date of the Registration Statement as long as the Company maintains an average closing bid price of $.45 for the ten (10) trading days immediately prior to the date the Company requests the second funding tranche. The Company may draw down a third tranche in the amount of $825,000) anytime sixty (60) days after the effective date of the Registration Statement as long as the Company maintains an average closing bid price of $.45 for the ten (10) trading days immediately prior to the date the Company requests the third funding tranche. The Debentures shall be secured by a mortgage on the company's land and building. The mortgage shall only be released after the Registration Statement covering the Common Stock underlying the Debentures, the Series I Convertible Preferred Stock and the Series B Convertible Preferred Stock has been declared effective AND upon the earlier of (a) the day the Company qualifies for listing on AMEX or NASDAQ, as long as said listing requirements are not being met through a reverse split of the Company's Common Stock or (b) 180 days from the date the Company receives the third tranche, as described above.


         (b) Upon receipt by the Company of the requisite payment for the Debentures being purchased, the Debentures so purchased will be forwarded by the Escrow Agent, Joseph B. LaRocco, to the Purchaser and the name of such Purchaser will be registered on the Preferred Stock transfer books of the Company as the record owner of such Debentures. The Escrow Agent shall not be liable for any action taken or omitted by him in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties in connection with this transaction and has not been involved in the negotiation of the terms of this Agreement or any matters relative thereto. Seller and Purchaser each agree to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The Escrow Agent is not rendering securities advice to anyone with respect to this proposed transaction; nor is the Escrow Agent opining on the compliance of the proposed transaction under applicable securities law.

2.       REPRESENTATIONS AND WARRANTIES.

         The undersigned hereby represents and warrants to, and agrees with, the Company as follows:

                  (a) The undersigned has been furnished with, and has carefully read the applicable form of Registration Rights Agreement annexed hereto as Exhibit B (the "Registration Rights Agreement"), AND is familiar with and understands the terms of the Offering. With respect to tax and other economic considerations involved in his investment, the undersigned is not relying on the Company. The undersigned has carefully considered and has, to the extent the undersigned believes such discussion necessary, discussed with the undersigned's professional legal, tax, accounting and financial advisors the suitability of an investment in the Company, by purchasing the Debentures, for the undersigned's particular tax and financial situation and has determined that the investment being made by the undersigned is a suitable investment for the undersigned.

                  (b) The undersigned acknowledges that all documents, records, and books pertaining to this investment which the undersigned has requested have been made available for inspection by the undersigned.

                  (c) The undersigned has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the Offering and all such questions have been answered to the full satisfaction of the undersigned.

                  (d) The undersigned will not sell or otherwise transfer the Debentures or the Debentures issued upon conversion of the Debentures without registration under the Act or applicable state securities laws or an exemption therefrom. The Debentures have not been registered under the Act or under the securities laws of certain states. The Common Stock underlying the Debentures are to be registered by the Company pursuant to the terms of the Registration Rights Agreement attached hereto as Exhibit B and incorporated herein and made a part hereof. The undersigned represents that the undersigned is purchasing the Debentures for the undersigned's own account, for investment and not with a view to resale or distribution except in compliance with the Act. The undersigned does not now have or, in the future, will not take any short position or hedge position in the Company's Common Stock until the total number of Debentures are converted, nor will the undersigned make any promissory notes and/or pledges to that effect of the Company's Common Stock. The undersigned has not offered or sold any portion of the Debentures being acquired nor does the undersigned have any present intention of dividing the Debentures with others or of selling, distributing or otherwise disposing of any portion of the Debentures either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non-occurrence of any predetermined event or circumstance in violation of the Act. Except as provided in the Registration Rights Agreement, the Company has no obligation to register the Debentures.

                  (e) The undersigned recognizes that an investment in the Debentures involves substantial risks, including loss of the entire amount of such investment. Further, the undersigned has carefully read and considered the schedule entitled Pending Litigation matters attached hereto as Exhibit C.

                  (f) Legends (i) The undersigned acknowledges that each certificate representing the Debentures unless registered pursuant to the Registration Rights Agreement, shall be stamped or otherwise imprinted with a legend substantially in the following form:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                  NOTWITHSTANDING THE FOREGOING, THE COMMON STOCK INTO WHICH THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE CONVERTIBLE ARE ALSO SUBJECT TO THE REGISTRATION RIGHTS SET FORTH IN EACH OF THAT CERTAIN SUBSCRIPTION AGREEMENT AND REGISTRATION RIGHTS AGREEMENT BY AND BETWEEN THE HOLDER HEREOF AND THE COMPANY, A COPY OF EACH IS ON FILE AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE.

                  (ii) The Common Stock issued upon conversion shall contain the following legend:

                  THE SECURITIES REPRESENTED HEREBY HAVE BEEN INCLUDED IN THE COMPANY'S REGISTRATION STATEMENT INITIALLY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON __________, 199_, AND MAY BE SOLD IN ACCORDANCE WITH THE COMPANY'S PROSPECTUS DATED ___________, 199_, WHICH FORMS A PART OF SUCH REGISTRATION STATEMENT, OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

                  (g) The undersigned acknowledges and agrees that it shall not be entitled to seek any remedies with respect to the Offering from any party other than the Company.

                  (h) This Subscription Agreement is executed and delivered on behalf of a corporation, and: (i) such corporation has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Subscription Agreement and all other instruments (including, without limitation, the Registration Rights Agreement) executed and delivered by or on behalf of such corporation in connection with the purchase of the Debentures and (b) to purchase and hold the Debentures: (ii) the signature of the party signing on behalf of such corporation is binding upon such corporation; and (iii) such corporation has not been formed for the specific purpose of acquiring the Debentures, unless each beneficial owner of such entity is qualified as an accredited investor within the meaning of Rule 501(a) of Regulation D and has submitted information substantiating such individual qualification.

                  (i) The undersigned shall indemnify and hold harmless the Company and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Company, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the undersigned to the Company or omitted or alleged to have been omitted by the undersigned, concerning the undersigned or the undersigned's subscription for and purchase of the Debentures or the undersigned's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the undersigned, against losses, liabilities and expenses for which the Company, or any stockholder, executive, employee, representative, affiliate, officer, director or control person of the Company has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Company, or such officer, director stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

                  (j) The undersigned is not subscribing for the Debentures as a result of, or pursuant to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting.

                  (k) The undersigned or the undersigned's representatives, as the case may be, has such knowledge and experience in financial, tax and business matters so as to enable the undersigned to utilize the information made available to the undersigned in connection with the Offering to evaluate the merits and risks of an investment in the Debentures and to make an informed investment decision with respect thereto.

                  (l) The Purchaser is purchasing the Debentures for its own account for investment, and not with a view toward the resale or distribution thereof. Purchaser is neither an underwriter of, nor a dealer in, the Debentures or the Common Stock issuable upon conversion thereof and is not participating in the distribution or resale of the Debentures or the Common Stock issuable upon conversion thereof.

3.       SELLER REPRESENTATIONS.

         (a) CONCERNING THE SECURITIES.The issuance, sale and delivery of the Debentures have been duly authorized by all required corporate action on the part of the Company, and when issued, sold and delivered in accordance with the terms hereof and thereof for the consideration expressed herein and therein, will be duly and validly issued and enforceable in accordance with their terms, subject to the laws of bankruptcy and creditors' rights generally. At least 9,649,123 Shares of Common Stock issuable upon conversion of the Debentures have been duly and validly reserved for issuance and, upon issuance shall be duly and validly issued, fully paid, and non-assessable (the "Reserved Shares"). The Company shall use its best efforts to file within 30 days additional Registration Statements and/or amendments thereto whenever the Reserved Shares only cover 50% of the Debentures, Series I Convertible Preferred Stock and Series B Convertible Preferred Stock.

         Prior to conversion of all the Debentures, if at anytime the conversion of all the Debentures outstanding results in an insufficient number of Reserved Shares being available to cover all the conversions and exercises, then in such event, the Company will move to call and hold a shareholders' meeting within 45 days of such event for the purpose of authorizing additional shares to facilitate the conversions. In such an event the Company shall: (1) recommend to its current or future officers, directors and other control people to vote their Shares in favor of increasing the authorized number of Shares of Common Stock and (2) recommend to all stockholders to vote their Shares in favor of increasing the authorized number of Shares of Common Stock . The Company represents and warrants that under no circumstances other, than the default of Purchaser or as provided in Section 5 hereof, will it deny or prevent Purchaser's right to convert the Debentures as permitted under the terms of this Subscription Agreement or the Registration Rights Agreement.

         (b) AUTHORITY TO ENTER AGREEMENT. This Agreement has been duly authorized, validly executed and delivered on behalf of the Company and is a valid and binding agreement in accordance with its terms, subject to general principles of equity and to bankruptcy or other laws affecting the enforcement of creditors' rights generally.

                  (c) NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, and the transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable law, rule, or regulation of the United States or any State thereof or any applicable decree, judgment, or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the Company or any of its properties or assets.

         (d) COMPANY COMPLIANCE. The Company represents and warrants that the Company and its subsidiaries are: (i) in full compliance, to the extent applicable, with all reporting obligations under either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; (ii) not in violation of any term or provision of its article of incorporation or by-laws; (iii) not in default in the performance or observance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any mortgage, deed of trust, indenture or other instrument or agreement to which they are a party, either singly or jointly, by which it or any of their property is bound or subject except at set forth in Exhibit C. Furthermore, the Company is not aware of any other facts which it has not disclosed which could have a material adverse effect on the business, condition (financial or otherwise), operations, earnings, performance, properties or prospects of the Company and its subsidiaries taken as a whole.

         (e) PENDING LITIGATION. Except as otherwise disclosed in Exhibit C, there is (i) no action, suit or proceeding before or by any court, arbitrator or governmental body now pending or, to the knowledge of the Company, threatened or contemplated to which the Company or any of its subsidiaries is or may be a party or to which the business or property of the Company or any of its subsidiaries is or may be bound or subject, (ii) no law, statute, rule, regulation, order or ordinance that has been enacted, adopted or issued by any governmental body or that, to the knowledge of the Company, has been proposed by any governmental body materially adversely affecting the Company or any of its subsidiaries, (iii) no injunction, restraining order or order of any nature by a federal, state or foreign court or governmental body of competent jurisdiction to which the Company or any of its subsidiaries is subject issued that, in the case of clauses (i), (ii) and (iii) above, (x) is reasonably likely to, singly or in the aggregate, result in a material adverse effect on the business, condition (financial or otherwise), operations, earnings, performance, properties or prospects of the Company effect, and its subsidiaries taken as a whole or (y) would interfere with or adversely affect the issuance of the Debentures reasonably likely to render this Subscription Agreement or the Debentures, or any portion thereof, invalid or unenforceable.

         (f) ISSUANCE OF THE DEBENTURES. No action has been taken and no law, statute, rule, regulation, order or ordinance has been enacted, adopted or issued by any governmental body that prevents the issuance of the Debentures or the Common Stock issuable upon conversion thereof; no injunction, restraining order or order of any nature by a federal or state court of competent jurisdiction has been issued that prevents the issuance of the Debentures or the Common Stock issuable upon thereof or suspends the sale of the Debentures or the Common Stock issuable upon conversion thereof in any jurisdiction; and no action, suit or proceeding is pending against or, to the best knowledge of the Company, threatened against or affecting, the Company, any of its subsidiaries or, to the best knowledge of the Company, before any court or arbitrator or any Governmental Body that, if adversely determined, would prohibit, interfere with or adversely affect the issuance or marketability of the Debentures or the Common Stock issuable upon conversion thereof or render the Subscription Agreement or the Debentures , or any portion thereof, invalid or unenforceable.

         (g) The Company shall indemnify and hold harmless the Purchaser and each stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser, who is or may be a party or is or may be threatened to be made a party to any threatened, pending or contemplated action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts made or alleged to have been made by the Company to the Purchaser or omitted or alleged to have been omitted by the Company, concerning the Purchaser or the Purchaser's subscription for and purchase of the Debentures or the Purchaser 's authority to invest or financial position in connection with the Offering, including, without limitation, any such misrepresentation, misstatement or omission contained in this Subscription Agreement, the Questionnaire or any other document submitted by the Company, against losses, liabilities and expenses for which the Purchaser, or any stockholder, executive, employee, representative, affiliate, officer, director or control person of the Purchaser has not otherwise been reimbursed (including attorneys' fees and disbursements, judgments, fines and amounts paid in settlement) actually and reasonably incurred by the Purchaser, or such officer, director stockholder, executive, employee, representative, affiliate or control person in connection with such action, suit or proceeding.

         (h) NO CHANGE. Other than filings required by the Blue Sky or federal securities law, no consent, approval or authorization of or designation, declaration or filing with any governmental or other regulatory authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement. Any required qualification or notification under applicable federal securities laws and state Blue Sky laws of the offer, sale and issuance of the Debentures, has been obtained on or before the date hereof or will have been obtained within the allowable period thereafter, and a copy thereof will be forwarded to counsel for the Purchaser.

         (i) TRUE STATEMENTS. Neither this Agreement nor any of the "Disclosure Documents", as hereinafter defined, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements contained herein or therein not misleading in the light of the circumstances under which such statements are made. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties or assets, or conditions, financial or otherwise, of the Company, which has not been set forth in this Subscription Agreement or disclosed in such documents.

         (j) The Purchaser has been advised that the Company has not retained any independent professionals to review or comment on this Offering or otherwise protect the interests of the Purchaser. Although the Company has retained its own counsel, neither such counsel nor any other firm, including Joseph B.

LaRocco, Esq., has acted on behalf of the Purchaser, and the Purchaser should not rely on the Company's legal counsel or Joseph B.
LaRocco, Esq. with respect to any matters herein described.

         (k) There has never been represented, guaranteed, or warranted to the undersigned by any broker, the Company, its officers, directors or agents, or employees or any other person, expressly or by implication (i) the percentage of profits and/or amount of or type of consideration, profit or loss to be realized, if any, as a result of the Company's operations; and (ii) that the past performance or experience on the part of the management of the Company, or of any other person, will in any way result in the overall profitable operations of the Company.

         (l) PRIOR PREFERRED SHARES ISSUED UNDER REGULATION S OR REGULATION D. In the past thirty-six months the Company raised $3,850,000 in Regulation S offerings of Preferred Stock of which none remains unconverted. The Company has raised $5,850,000 in Regulation D offerings of Preferred Stock in the past thirty six months of which the principal amount of approximately $5,930,000 remains unconverted.

         (m) CURRENT AUTHORIZED DEBENTURES. As of March 15, 1999, there were 100,000,000 authorized Debentures of Common Stock of which approximately 39,381,401 shares of Common Stock were issued and outstanding on a fully diluted basis

         (n) DISCLOSURE DOCUMENTS. The Disclosure Documents are all the documents (other than preliminary materials) that the Company has been required to file with the Securities and Exchange Commission (the "SEC") from June 30, 1998, to the date hereof including the Company's Definitive Information Statement and the Registration Statement on Form S-2, as amended. As of their respective dates, none of the Disclosure Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and except as disclosed in the Disclosure Documents no material event has occurred since the Company's filing on Form 10-KSBA for the year ended June 30, 1998 which could make any of the disclosures contained therein misleading. The financial statements of the Company included in the Disclosure Documents have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, subject only to normal recurring year-end audit adjustments) and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as at the dates thereof and the consolidated results of their operations and changes in financial position for the periods then ended. Purchaser acknowledges that the Financial Statements contained in Form 10-KSB and the Form S-2 are being amended pursuant to SEC comments.

         (o) INFORMATION SUPPLIED. The information supplied by the Company to Purchaser in connection with the offering of the Debentures does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements, in the light of the circumstances in which they were made, not misleading. There exists no fact or circumstances which, to the knowledge of the Company, materially and adversely affects the business, properties, assets, or conditions, financial or otherwise, of the Company which has not been set forth in this Agreement or disclosed in such documents.

         (p) DELIVERY INSTRUCTIONS. On the Closing Date the Debentures being purchased hereunder shall be delivered to Joseph B. LaRocco, Esq. as Escrow Agent, who will simultaneously wire to the Company the funds being held in escrow, less placement fees and escrow fees, at which time the Escrow Agent shall then have the Debentures delivered to the Purchaser, per the Purchaser's instructions.

         (q) NON-CONTRAVENTION. The execution and delivery of this Agreement by the Company, the issuance of the Debentures, and the consummation by the Company of the other transactions contemplated by this Agreement, do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under, the (i) certificate of incorporation or by-laws of the Company, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, (iii) any material existing applicable law, rule, or regulation or any applicable decree, judgment, or (iv) order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have a material adverse effect on the transactions contemplated herein.

         (r) NO DEFAULT. Except as set forth in the Company's Disclosure Documents, the Company is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property is bound, and neither the execution of, nor the delivery by the Company of, nor the performance by the Company of its obligations under, this Agreement or the or the Debentures, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the Company under, (i) any material indenture, mortgage, deed of trust or other material agreement applicable to the Company or instrument to which the Company is a party or by which it is bound, (ii) any statute applicable to the Company or its property, (iii) the Certificate of Incorporation or By-Laws of the Company, (iv) any decree , judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company regulation of any court or governmental agency or body having jurisdiction over the Company or its properties, or (v) the Company's listing agreement for its Common Stock.

         (s) USE OF PROCEEDS. The Company represents that the net proceeds of this offering will be used for working capital.

         (t) ARTICLES OF AMENDMENT, BOARD RESOLUTION AND OPINION LETTER. The Company shall deliver to the Escrow Agent the following: (a) a copy and proof of filing of the Articles of Amendment to the Articles of Incorporation; (b) a copy of the Board Resolution authorizing this offering; and (c) a copy of an opinion letter which shall be attached to this Agreement as Exhibit D.

         (u) COLLATERAL. The Company has agreed to provide collateral in the form of its office facility in Plantation, Florida, which the Company represents, is currently unencumbered. It is understood that the Purchaser shall release its collateral interest in the land and building to the extent that it does not fulfill its obligation to provide the full amount of the new capital indicated in this offering. The Company further agrees to place in escrow a sufficient number of free-trading Founder's shares to cover the conversion of the Debentures. The free-trading Debentures are to be made available to Purchaser to satisfy conversions until the registration does go effective, but may not be used unless the registration statement has not been deemed effective by 120 days from the Closing Date.

         (v) CONSULTING FEE. The Company shall pay a consulting fee of $100,000 upon closing of the first funding tranche in the amount of $1,100,000. The Company shall pay a consulting fee of $75,000 upon closing of the second funding tranche in the amount of $825,000. The Company shall pay a consulting fee of $75,000 upon closing of the third funding tranche in the amount of $825,000.

4.       TERMS OF CONVERSION.

         (a) DEBENTURES. Upon the Company's receipt of a facsimile or original of Purchaser's signed Notice of Conversion and delivery of the Debenture the Company shall instruct its transfer agent to issue one or more certificates representing that number of shares of Common Stock into which the Debentures are convertible in accordance with the provisions regarding conversion set forth in this Section 4. The Company's transfer agent shall act as Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each share.

         (b) CONVERSION DATE. Such conversion shall be effectuated by surrendering to the Company, or its attorney, the Debentures to be converted together with a facsimile or original of the signed Notice of Conversion, which evidences Purchaser's intention to convert those Debentures, indicated. The date on which the Notice of Conversion is effective ("Conversion Date") shall be deemed to be the date on which the Purchaser has delivered to the Company a facsimile or original of the signed Notice of Conversion, as long as the original Debentures to be converted are received by the Company or its designated attorney within five business days thereafter. As long as the Debentures to be converted are received by the Company within five business days after it receives a facsimile or original of the signed Notice of Conversion, the Company shall deliver to the Purchaser, or per the Purchaser's instructions, the shares of Common Stock, with restrictive legends as set forth in this Agreement, within five business days of receipt of the Debentures to be converted.

         (c) COMMON STOCK TO BE ISSUED WITH RESTRICTIVE LEGEND. Upon the conversion of any Debentures and upon receipt by the Company or its attorney of a facsimile or original of Purchaser's signed Notice of Conversion (See Exhibit
A), the Company shall instruct the Company's transfer agent to issue Stock Certificates with restrictive legends as set forth in this Agreement in the name of Purchaser (or its nominee) and in such denominations to be specified at conversion representing the number of Debentures of Common Stock issuable upon such conversion, as applicable. The Company warrants that no instructions, other than these instructions, have been given or will be given to the transfer agent and that the Common Stock shall otherwise be freely transferable on the books and records of the Company.

         (d) CONVERSION RATE. Anytime after the Closing Date, Purchaser is entitled to convert the entire face amount of the Debentures, plus accrued premiums, at 75% of the five day average closing bid price, as reported by Bloomberg, LP for the five trading days immediately preceding the applicable Conversion Date (the "Conversion Price"). No fractional shares or scrip representing fractions of shares will be issued on conversion, but the number of shares issuable shall be rounded up or down, as the case may be, to the nearest whole share.

         The Debentures are subject to a mandatory, 24-month conversion feature at the end of which all Debentures outstanding will be automatically converted, upon the terms set forth in this section ("Mandatory Conversion Date").

         (e) Nothing contained in this Subscription Agreement shall be deemed to establish or require the payment of interest to the Purchaser at a rate in excess of the maximum rate permitted by governing law. In the event that the rate of interest required to be paid exceeds the maximum rate permitted by governing law, the rate of interest required to be paid thereunder shall be automatically reduced to the maximum rate permitted under the governing law and such excess shall be returned with reasonable promptness by the Purchaser to the Company.

         (f) It shall be the Company's responsibility to take all necessary actions and to bear all such costs to issue the certificate of Common Stock as provided herein, including the responsibility and cost for delivery of an opinion letter to the transfer agent, if so required. The person in whose name the certificate of Common Stock is to be registered shall be treated as a stockholder of record on and after the conversion date. Upon surrender of any Debentures that are to be converted in part, the Company shall issue to the Purchaser new Debentures equal to the unconverted amount, if so requested by Purchaser.

         (g) In the event the Common Stock is not delivered per the written instructions of the Purchaser, within five business days after the receipt of the Notice of Conversion and original stock certificate (the "Delivery Date"), then in such event the Company shall pay to Purchaser in cash or Common Stock, at the Company's option, one percent (1%) of the purchase price of the Debentures being converted per each day after the fifth business day following the Conversion Date that the Common Stock is not delivered.

         The Company acknowledges that its failure to deliver the Common Stock on or before the Delivery Date will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this Section 4 represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

         To the extent that the failure of the Company to issue the Common Stock pursuant to this Section 4 is due to the unavailability of authorized but unissued Debentures of Common Stock, the provisions of this Section 4(g) shall not apply, but instead the provisions of Section 4(h) shall apply.

         The Company shall make any payments incurred under this Section 4(g) in immediately available funds within three business days from the date of issuance of the applicable Common Stock. Nothing herein shall limit a Purchaser's right to pursue actual damages or cancel the conversion for the Company's failure to issue and deliver Common Stock to the Purchaser within 10 business days after the Conversion Date.

         (h) The Company shall at all times reserve and have available all shares of the Common Stock necessary to meet conversion of the Debentures by all Purchasers of the entire amount of Debentures then outstanding. If, at any time Purchaser submits a Notice of Conversion and the Company does not have sufficient authorized but unissued shares of Common Stock available to effect, in full, a conversion of the Debentures (a "Conversion Default", the date of such default being referred to herein as the "Conversion Default Date"), the Company shall issue to the Purchaser all of the shares of Common Stock which are available, and the Notice of Conversion as to any Debentures requested to be converted but not converted (the "Unconverted Debentures"), upon Purchaser's sole option, may be deemed null and void. The Company shall provide notice of such Conversion Default ("Notice of Conversion Default") to all existing Purchasers of outstanding Debentures, by facsimile, within two business days of such default (with the original delivered by overnight or two-day courier), and the Purchaser shall give notice to the Company by facsimile within five business days of receipt of the original Notice of Conversion Default (with the original delivered by overnight or two-day courier) of its election to either nullify or confirm the Notice of Conversion.

         The Company agrees to pay to all Purchasers of outstanding Debentures payments for a Conversion Default ("Conversion Default Payments") in the amount of (N/365) x (.24) x the initial issuance price of the outstanding and/or tendered but not converted Debentures held by each Purchaser where N = the number of days from the Conversion Default Date to the date (the "Authorization Date") that the Company authorizes a sufficient number of shares of Common Stock to effect conversion of all remaining Debentures. The Company shall send notice ("Authorization Notice") to each Purchaser of outstanding Debentures that additional shares of Common Stock have been authorized, the Authorization Date and the amount of Purchaser's accrued Conversion Default Payments. The accrued Conversion Default shall be paid in cash or shall be convertible into Common Stock at the Conversion Rate, at the Purchaser's option, payable as follows: (i) in the event Purchaser elects to take such payment in cash, cash payments shall be made to such Purchaser of outstanding Debentures by the fifth day of the following calendar month, or (ii) in the event Purchaser elects to take such payment in stock, the Purchaser may convert such payment amount into Common Stock at the conversion rate set forth in Section 4(d) at anytime after the 5th day of the calendar month following the month in which the Authorization Notice was received, until the expiration of the mandatory 24-month conversion period.

         The Company acknowledges that its failure to maintain a sufficient number of authorized but unissued shares of Common Stock to effect in full a conversion of the Debentures will cause the Purchaser to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this Section 4 represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to deliver the Common Stock pursuant to the terms of this Agreement.

         Nothing herein shall limit the Purchaser's right to pursue actual damages or cancel the conversion for the Company's failure to maintain a sufficient number of authorized shares of Common Stock.

         (i) The Company shall furnish to Purchaser such number of prospectuses and other documents incidental to the registration of the shares of Common Stock underlying the Debentures, including any amendment of or supplements thereto.

5.       LIMITS ON AMOUNT OF CONVERSION AND OWNERSHIP.

         Other than the Mandatory Conversion provisions contained in this Agreement which are not limited by the following, in no other event shall the Purchaser be entitled to convert that amount of Debentures in excess of that amount upon conversion of which the sum of (1) the number of shares of Common Stock beneficially owned by the Purchaser and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debentures), and (2) the number of shares of Common Stock issuable upon the conversion of the Debentures with respect to which the determination of this proviso is being made, would result in beneficial ownership by the Purchaser and its affiliates of more than 4.9% of the outstanding shares of Common Stock of the Company. For purposes of this provision to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13 (d) of the Securities Exchange Act of 1934, as amended, and Regulations 13 D and G thereunder, except as otherwise provided in clause (1) of such provision. Furthermore, the Company shall not permit such conversions that would violate the provisions of this Section 5. .

6.       DELIVERY INSTRUCTIONS.

         The Debentures being purchased hereunder shall be delivered to Joseph
B. LaRocco, Esq. as Escrow Agent, who will hold them in escrow until funds have been wired to the Company at which time the Escrow Agent shall then have the Debentures delivered to the Purchaser, per the Purchaser's instructions.

7.       UNDERSTANDINGS.

         The undersigned understands, acknowledges and agrees with the Company as follows:

FOR ALL SUBSCRIBERS:

         (a) This Subscription may be rejected, in whole or in part, by the Company in its sole and absolute discretion at any time before the date set for closing unless the Company has given notice of acceptance of the undersigned's subscription by signing this Subscription Agreement.

         (b) No U.S. federal or state agency or any agency of any other jurisdiction has made any finding or determination as to the fairness of the terms of the Offering for investment nor any recommendation or endorsement of the Debentures.

         (c) The representations, warranties and agreements of the undersigned and the Company contained herein and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all material respects on and as of the date of the sale of the Debentures, and as of the date of the conversion and exercise thereof, as if made on and as of such date and shall survive the execution and delivery of this Subscription Agreement and the purchase of the Debentures.

         (d) IN MAKING AN INVESTMENT DECISION, PURCHASERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THE DEBENTURES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THE MEMORANDUM OR THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         (e) The Regulation D Offering is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) of the Securities Act and the provisions of Regulation D thereunder, which is in part dependent upon the truth, completeness and accuracy of the statements made by the undersigned herein and in the Questionnaire.

         (f) It is understood that in order not to jeopardize the Offering's exempt status under Section 4(2) of the Securities Act and Regulation D, any transferee may, at a minimum, be required to fulfill the investor suitability requirements thereunder.

         (g) THE DEBENTURES MAY NOT BE TRANSFERRED, RESOLD OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (h) NASAA UNIFORM LEGEND

         IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         (i) The undersigned acknowledges and is aware that except for the three day rescission rights provided under Florida law, the undersigned is entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

         (j) The undersigned has had the opportunity to ask questions of, and receive answers from management of the Company regarding the terms and conditions of this Subscription Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

         (k) The undersigned understands that he may have access to whatever additional information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that he may desire, provided that the Company can acquire such information without unreasonable effort or expense. In addition, as required by ss.517.061(11)(a)(3), Florida Statutes, and RulE 3E-500.05(a) thereunder, the undersigned understands that he may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

         (l) The undersigned has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to above.

8.       SUBMISSION TO JURISDICTION

         (a) FORUM SELECTION AND CONSENT TO JURISDICTION. Any litigation based thereon, or arising out of, under, or in connection with, this Agreement or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Company or Purchaser shall be brought and maintained exclusively in the federal courts of the State of Florida. The Company and Purchaser hereby expressly and irrevocably submit to the exclusive jurisdiction of the federal Courts of the State of Florida for the purpose of any such litigation as set forth above and irrevocably agrees to be bound by any final judgment rendered thereby in connection with such litigation. The Company and Purchaser further irrevocably consent to the service of process by registered mail, postage prepaid, or by personal service within or without the State of Florida. The Company and Purchaser hereby expressly and irrevocably waive, to the fullest extent permitted by law, any objection which it may have or hereafter may have to the laying of venue of any such litigation brought in any such court referred to above and any claim that any such litigation has been brought in any inconvenient forum. To the extent that the Company or Purchaser have or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) with respect to itself or its property the Company and Purchaser hereby irrevocably waive such immunity in respect of their obligations under this Agreement and the other loan documents.

         (b) WAIVER OF JURY TRIAL. The Purchaser and the Company hereby knowingly, voluntarily and intentionally waive any rights they may have to a trial by jury in respect of any litigation based hereon, or arising out of, under, or in connection with, this agreement, or any course of conduct, course of dealing, statements (whether oral or written) or actions of the Purchaser or the Company. The Company acknowledges and agrees that it has received full and sufficient consideration for this provision and that this provision is a material inducement for the Purchaser entering into this agreement.
         (c) SUBMISSION TO JURISDICTION. Any legal action or proceeding in connection with this Agreement or the performance hereof may be brought only in the federal courts located in Florida, and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts for the purpose of any such action or proceeding.

9.       MISCELLANEOUS.

         (a) All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, impersonal, singular or plural, as the identity of the person or persons may require.

         (b) Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked or canceled, except by an instrument in writing signed by the party effecting the same against whom any change, discharge or termination is sought.

         (c) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed: (i) if to the Company, at its executive offices or (ii) if to the undersigned, at the address for correspondence set forth in the Questionnaire, or at such other address as may be specified by written notice given in accordance with this paragraph 9(c).

         (d) This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Florida, as such laws are applied by Florida courts to agreements entered into, and to be performed in, Florida by and between residents of Florida, and shall be binding upon the undersigned, the undersigned's heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company, its successors and assigns. If any provision of this Subscription Agreement is invalid or unenforceable under any applicable statue or rule of law, then such provisions shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof that may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

         (e) This Subscription Agreement, together with Exhibits A, B, C and D attached hereto and made a part hereof, constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.

         (f) This Agreement may be executed in counterparts, and the facsimile transmission of an executed counterpart to this Agreement shall be effective as an original.
                  [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]

                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                            CORPORATION QUESTIONNAIRE

         INVESTOR NAME: ___________________________________________________

         The information contained in this Questionnaire is being furnished in order to determine whether the undersigned CORPORATION'S Subscription to purchase the Debentures described in the Subscription Agreement may be accepted.

         ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned CORPORATION understands, however, that the Company may present this Questionnaire to such parties as it deems appropriate if called upon to establish that the proposed offer and sale of the Debentures is exempt from registration under the Securities Act of 1933, as amended. Further, the undersigned CORPORATION understands that the offering is required to be reported to the Securities and Exchange Commission and to various state securities and "blue sky" regulators.

         IN ADDITION TO SIGNING THE SIGNATURE PAGE, THE UNDERSIGNED CORPORATION MUST COMPLETE FORM W-9 ATTACHED HERETO.

I.       PLEASE CHECK EACH OF THE STATEMENTS BELOW THAT APPLIES TO THE
CORPORATION.


/ / 1. The undersigned CORPORATION: (a) has total assets in excess of $5,000,000; (b) was not formed for the specific purpose of acquiring the Debentures and (c) has its principal place of business in ______________________ .


/ / 2. Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder meets at least one of the following three conditions:

                           (A) the shareholder is a natural person whose individual net worth* or joint net worth with his or her spouse exceeds $10,000,000; or

                           (B) the shareholder is a natural person who had an individual income* in excess of $200,000 in each of 1997 and 1998 and who reasonably expects an individual income in excess of $200,000 in 1999; or

                           (C) Each of the shareholders of the undersigned CORPORATION is able to certify that such shareholder is a natural person who, together with his or her spouse, has had a joint income in excess of $300,000 in each of 1997 and 1998 and who reasonably expects a joint income in excess of $300,000 during 1999; and the undersigned CORPORATION has its principal place of business in ________________.

* For purposes of this Questionnaire, the term "net worth" means the excess of total assets over total liabilities. In determining income, an investor should add to his or her adjusted gross income any amounts attributable to tax-exempt income received, losses claimed as a limited partner in any limited partnership, deductions claimed for depletion, contributions to IRA or Keogh retirement plan, alimony payments and any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income.


                  3. The undersigned CORPORATION is:

                           (A) a bank as defined in Section 3(a)(2) of the Securities Act; or

                           (B) a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; or

                           (C) a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; or

                           (D) an insurance company as defined in Section 2(13) of the Securities Act; or

                           (E) An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or

                           (F) a small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the Small Business Investment Act of 1958; or

                           (G) a private business development company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

II.      OTHER CERTIFICATIONS.

         By signing the Signature Page, the undersigned certifies the following:

         (A) That the CORPORATION'S purchase of the Debentures will be solely for the CORPORATION'S own account and not for the account of any other person or entity; and

         (B) that the CORPORATION'S name, address of principal place of business, place of incorporation and taxpayer identification number as set forth in this Questionnaire are true, correct and complete.

III.     GENERAL INFORMATION

         (A) PROSPECTIVE PURCHASER (THE CORPORATION)

Name:  ________________________________________________________________

Principal Place of Business:  _________________________________________

________________________________________________________________________________


Address for Correspondence (if different):_____________________________
                                               (Number and Street)

_______________________________________________________________________
         (City)                (State)               (Zip Code)

Telephone Number:______________________________________________________
                           (Area Code)               (Number)

Jurisdiction of Incorporation:_________________________________________

Date of Formation:_____________________________________________________

Taxpayer Identification Number:________________________________________

Number of Shareholders:________________________________________________

         (b) INDIVIDUAL WHO IS EXECUTING THIS QUESTIONNAIRE ON BEHALF OF THE CORPORATION.

Name:________________________________________________________________

Position or Title:___________________________________________________



                        IMAGING DIAGNOSTIC SYSTEMS, INC.
                           CORPORATION SIGNATURE PAGE

         Your signature on this Corporation Signature Page evidences the agreement by the Purchaser to be bound by the QUESTIONNAIRE and the SUBSCRIPTION AGREEMENT.

         1. The undersigned hereby represents that (a) the information contained in the Questionnaire is complete and accurate and (b) the Purchaser will notify Imaging Diagnostic Systems, Inc. immediately if any material change in any of the information occurs prior to the acceptance of the undersigned Purchaser's subscription and will promptly send Imaging Diagnostic Systems, Inc. written confirmation of such change.

         2. The undersigned officer of the Purchaser hereby certifies that he has read and understands this Subscription Agreement.

         3. The undersigned officer of the Purchaser hereby represents and warrants that he has been duly authorized by all requisite action on the part of the Corporation to acquire the Debentures and sign this Subscription Agreement on behalf of _______________ and, further, that ____________________ has all requisite authority to purchase the Debentures and enter into this Subscription Agreement.

         4. The undersigned acknowledges and is aware that except for the three day rescission rights provided under Florida law, the undersigned is entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

         5. The undersigned has had the opportunity to ask questions of, and receive answers from management of the Company regarding the terms and conditions of this Subscription Agreement, and the transactions contemplated thereby, as well as the affairs of the Company and related matters.

         6. The undersigned understands that he may have access to whatever additional information concerning the Company, its financial condition, its business, its prospects, its management, its capitalization, and other similar matters that he may desire, provided that the Company can acquire such information without unreasonable effort or expense. In addition, as required by ss.517.061(11)(a)(3), Florida Statutes, and RulE 3E-500.05(a) thereunder, the undersigned understands that he may have, at the offices of the Company, at any reasonable hour, after reasonable prior notice, access to the materials set forth in the Rule which the Company can obtain without unreasonable effort or expense.

         7. The undersigned has had the opportunity to obtain additional information necessary to verify the accuracy of the information referred to above.


___________________________________               ____________________________
Number of Debentures subscribed for                           Date


                                                  ____________________________
                                                            (Purchaser)

                                                  By: ________________________
                                                           (Signature)
Name: _____________________            Title:         ________________________
     (Please Type or Print)                            (Please Type or Print)



         THE DEBENTURES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. AS AMENDED (THE "ACT"), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS SUCH SECURITIES ARE INCLUDED IN AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT.








                             COMPANY ACCEPTANCE PAGE


THIS SUBSCRIPTION AGREEMENT ACCEPTED AND AGREED
TO THIS ____ DAY OF MARCH, 1999


IMAGING DIAGNOSTIC SYSTEMS, INC.



BY__________________________________
     LINDA B. GRABLE, PRESIDENT

                                    EXHIBIT A

                              NOTICE OF CONVERSION


           (TO BE EXECUTED BY THE REGISTERED OWNER IN ORDER TO CONVERT
                           THE CONVERTIBLE DEBENTURES)


         THE UNDERSIGNED HEREBY IRREVOCABLY ELECTS, AS OF ______________, 199_ TO CONVERT $__________ OF DEBENTURES INTO COMMON STOCK OF IMAGING DIAGNOSTIC SYSTEMS, INC. (THE "COMPANY") ACCORDING TO THE CONDITIONS SET FORTH IN THE SUBSCRIPTION AGREEMENT DATED MARCH ____, 1999.


DATE OF CONVERSION______________________________________________

APPLICABLE CONVERSION PRICE_____________________________________

NUMBER OF DEBENTURES ISSUABLE UPON THIS CONVERSION______________

SIGNATURE_______________________________________________________
                           [NAME]

ADDRESS_________________________________________________________

________________________________________________________________

PHONE______________________       FAX___________________________

                                    EXHIBIT D

                       Form of Pre-Closing Opinion Letter

                                                       _______________, 1999

Purchasers of (Company) (Describe Securities)

Re:      (Company)

Ladies and Gentlemen:

I have acted as counsel to Imaging Diagnostic Systems, Inc., a corporation incorporated under the laws of the State of Florida (the "Company"), in connection with its offering, pursuant to Regulation D, for the proposed issuance and sale of an aggregate of $1,100,000 of Convertible Debentures (the "Securities") pursuant to the Subscription Agreement and the Registration Rights Agreement (including all Exhibits and Appendices thereto) (collectively the "Agreements") with _______________________. and
___________________("Purchasers"), dated March ______, 1999 between the Company and the Purchasers. This Opinion is furnished pursuant to Section ______________ of the Agreement and is given with consent of the Company. Capitalized terms that are not otherwise defined in this opinion shall have the definitions set forth in the Agreements.

I do not express any opinion concerning any law other than the laws of Florida and the federal securities law of the United States.

This opinion has been prepared and is to be construed in accordance with the Report on Standards for Florida Opinions dated April 8, 1991 issued by the Business Law Section of the Florida Bar (the "Standards") The Standards are incorporated by reference into this opinion.

In connection with rendering the opinion set forth herein, I have relied, with your approval, as to factual matters that affect our opinion, solely on my examination of the following documents or certificates (the "Documents") and have made no independent verification of the facts asserted to be true and correct in those documents, including the factual representations and warranties contained in the Agreements.

         F. Drafts of the Agreements
         G. The Company's Certificate of Incorporation, and its Bylaws, as amended to date.
         H. The Company's annual report under Form 10-KSB issued for the year ending June 30, 1998, the Company's Reports on Forms 10-KSB, 10-QSB and 8-K filed with the Securities and Exchange Commission, Registration Statements on Form S-1 and S-2 and the Company's most recent Proxy Statement and Information Statement (collectively the "Reports")
         I. Minutes of the Board of Directors Meeting of December 21, 1998, 1998 approving the subject transaction
         J. Certificate of Officers and Directors.

In conducting my examination, I have assumed the following: (i) that each of the Agreements has been executed by each of the parties thereto in the same form as the forms which I have examined, (ii) the genuineness of all signatures, the legal capacity of natural persons, the authenticity and accuracy of all documents submitted to me as copies, (iii) that each of the Agreements has been duly and validly authorized, executed, and delivered by the party or parties thereto other than the Company, and (iv) that each of the Agreements constitutes the valid and binding agreement of the party or parties thereto other than the Company, enforceable against such party or parties in accordance with the Agreements' terms.

Based upon the foregoing, and subject to the qualifications and limitations stated in this opinion and the Standards, we are of the opinion that:

Based upon and subject to the foregoing, I am of the opinion that:

1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Florida, is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the Company owns or leases properties, maintains employees or conducts business, except for jurisdictions in which the failure to so qualify would not have a material adverse effect on the Company, and has all requisite corporate power and authority to own its properties and conduct its business;

2. The authorized capital stock of the Company consists of 100,000,000 Debentures of Common Stock, no par value per share ("Common Stock") and 2,000,000 Debentures of Preferred Stock, no pare par value, 450 of which have been designated as Series B, 75 of which have been designated as Series G, 108 of which have been designated as Series H and 455 of which have been designated as Series I..

3. The Common Stock is registered pursuant to Section 12(b) or Section 12(g) of the Securities Exchange Act of 1934, as amended and the Company has timely filed all the material required to be filed pursuant to Sections 13(a) or 15(d) of such Act for a period of at least twelve months preceding the date hereof;

4. When duly countersigned by the Company's transfer agent and registrar, and delivered to you or upon your order against payment of the agreed consideration therefor in accordance with the provisions of the Agreements, the Securities (and any Common Stock to be issued upon the conversion of the Securities) as described in the Agreements represented thereby will be duly authorized and validly issued, fully paid and nonassessable;

5. The company has the requisite corporate power and authority to enter into the Agreements and to sell and deliver the Securities and the Common Stock to be issued upon the conversion of the Securities as described in the Agreements; each of the Agreements has been duly and validly authorized by all necessary corporate action by the Company to our knowledge, no approval of any governmental or other body is required for the execution and delivery of each of the Agreements by the Company or the consummation of the transactions contemplated thereby; each of the Agreements has been duly and validly executed and delivered by and on behalf of the Company, and is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally, and except as to compliance with federal, state, and foreign securities laws, as to which no opinion is expressed;

6. To the best of our knowledge, the execution, delivery and performance of the Agreements by the company and the performance of its obligations thereunder do not and will not constitute a breach or violation of any of the terms and provisions of, or constitute a default under or conflict with or violate any provisions of (i) the Company's Certificate of Incorporation or By-Laws, (ii) any indenture, mortgage, deed of trust, agreement or other instrument to which the Company is a party or by which it or any of its property is bound, (iii) any applicable statue or regulation or as other, (iv) or any judgment, decree or order of any court of governmental body having jurisdiction over the Company or any of its property.

7. The issuance of Common Stock upon conversion of the Securities in accordance with the terms and conditions of the Certificate of Designation and the Agreements, will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

8. To our knowledge, after due inquiry, there is no pending or threatened litigation investigation or other proceedings against the Company (except as described in Exhibit A hereto).

This opinion is rendered only with regard to the matters set out in the numbered paragraphs above. No other opinions are intended nor should they be inferred. This opinion is based solely upon the laws of the State of Florida, as currently in effect, and the Florida Business l) Corporation Act and does not include an interpretation or statement concerning the laws of any other state or jurisdiction. Insofar as the enforceability of the Agreements may be governed by the laws of other states, we have assumed that such laws are identical in all respects to the laws of the State of Florida.

The opinions expressed herein are given to you solely for your use in connection with the transaction contemplated by the Agreements and may not be relied upon by any other person or entity or for any other purpose without our prior consent.

                                                     Very truly yours,

                                        Rebecca J. Del Medico, General Counsel

                                    EXHIBIT C

LITIGATION

         B. ON OCTOBER 7, 1998 A LAWSUIT WAS FILED AGAINST THE COMPANY IN THE UNITED STATES DISTRICT COURT, SOUTHERN DISTRICT OF NEW YORK, BY THE SERIES B HOLDERS (CASE NO. 98 CIV. 086). THE COMPANY WAS SERVED ON OCTOBER 19, 1998. THE LAWSUIT ALLEGES THAT THE COMPANY BREACHED ITS CONTRACT OF SALE TO THE SERIES B HOLDERS BY, AMONG OTHER THIS FAILING TO CONVERT THE SERIES B PREFERRED STOCK AND FAILURE TO REGISTER THE COMMON STOCK UNDERLYING THE PREFERRED. THE SERIES B HOLDERS HAVE DEMANDED DAMAGES IN EXCESS OF $75,000, TO BE DETERMINED AT TRIAL, TOGETHER WITH INTEREST COSTS AND LEGAL FEES.

DEFAULTS

In December 1996, the Company sold an aggregate of 450 shares of its Series B Convertible Preferred Stock, for an aggregate of $4,500,000, to Weyburn Overseas Limited ("Weyburn") and Goodland International Investment Ltd. ("Goodland") pursuant to Regulation D. The Company filed a Registration Statement of Form S-1 registering the share underlying the Series B Preferred. The shares were never converted and the registration statement is no longer current. On September 4, 1998, the Company received a notice of conversion from the Weyburn and Goodland requesting the issuance of 4,559,846 and 10,639,642 shares of common stock, respectively. The conversion rate of the Shares is 82% of the average market price over a five-day period prior to conversion or approximately $.35014 per share. The Company contends that when and if the Company converts the Preferred Shares, the Series B Holders may be entitle to an aggregate of 12,852,002 common shares pursuant to the conversion and 1,542,877 shares pursuant to the dividend provision of the Preferred Shares, not the 15,199,488 shares set forth in their notice. The Series B Holders have demanded damages in excess of $75,000, to be determined at trial, together with interest, costs, and legal fees.

In September 1998, the Company sold one unit, consisting of a $250,000 promissory note and 200,000 shares of common stock, to Settondown Capital International, Ltd., an unaffiliated third party, pursuant to Regulation D, for an aggregate purchase price of $250,000. The Note bears interest at the rate of 12% per annum. The Note is personally guaranteed by Linda B. Grable, the Company's President. The repayment of the Note, which was originally due on October 2, 1998 was extended twice, was due on January 15, 1999, and remains unpaid to date.
The Company has not received a notice of default in connection with this Note.

In October 1998, the Company sold one unit, consisting of a $100,000 promissory note and 80,000 shares of common stock, to Avalon Capital, Inc., an unaffiliated third party, pursuant to Regulation D for an aggregate purchase price of $100,000. The Note bears interest at the rate of 12% per annum. The Note, which was originally due on November 2, 1998, was extended twice, became due on January 15, 1999, and remains unpaid to date. The Company has not received a notice of default in connection with the Note.

On June 2, 1998, the Company finalized a private placement to Austost Anstalt Schaan and Balmore Funds S.A. of 100 shares of its Series H Convertible Preferred Stock (the "Preferred Shares") at a purchase price of $10,000 per share and 75,000A Warrant and 50,000 B Warrants. The A and B Warrants are exercisable at $1.00 and $1.50 per share, respectively. The offering was conducted pursuant to Regulation D as promulgated under the Securities Act of 1933, as amended (the "Regulation D Sale"). Pursuant to the terms of the Registration Rights Agreement, as amended, between the Company and the Series H holder, the Company is required to register 100% of the number of shares that would be required to be issued if the Preferred Stock were converted on the day before the filing of the Registration Statement (2,661,698 shares). The Company filed Amendment 1 to the Registration Statement on November 16 1998. The Company is in technical default of the Registration Rights Agreement, which required the Registration Statement to be declared effective by October 2, 1998. Pursuant to the Registration Rights Agreement, the Company is required to pay the Series H Holders, as liquidated damages for failure to have the Registration Statement declared effective, and not as a penalty, two (2%) percent of the principal amount of the Securities for the first thirty (30) days, and three (3%) percent of the principal amount of the Securities for each thirty (30) day period thereafter until the Company procures registration of the Securities. To date, the liquid damages were paid by the issuance of common stock.